FOURTEENTH AMENDMENT TO

SECURITIES LENDING AGENCY AGREEMENT

This Thirteenth Amendment to Securities Lending Agency Agreement (“Amendment”) is entered into as of August 16, 2017 by and among Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund and Wells Fargo Utilities and High Income Fund, Wells Fargo Funds Trust, Wells Fargo Master Trust and Wells Fargo Variable Trust (the “Trusts” and each a “Trust”), on behalf of their funds now existing or hereafter created (the “Funds”), and Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending ("GSAL").

WHEREAS, the parties entered into an Securities Lending Agency Agreement dated April 1, 2010 (the “Agreement”); and

WHEREAS, each of the Funds listed on Appendix A to the Agreement retained the services of GSAL to act as its agent in lending securities from time to time held in the Custody Account to certain borrowers, on the terms and conditions set forth in the Agreement; and

WHEREAS, the parties herein wish to amend the Agreement, specifically, Appendix A to the Agreement, so that each of the Funds identified in this Amendment may also retain the services of GSAL to act as its agent on the terms and conditions set forth in the Agreement; and

NOW, THEREFORE, in consideration of the promises, covenants and agreements contained herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1. Amendments. The Agreement is hereby amended as follows:

a Appendix A – The following Funds are added to the list of Funds of Wells Fargo Funds Trust and portfolios of Wells Fargo Master Trust in Appendix A to the Agreement:

Wells Fargo Funds Trust

Emerging Markets Bond Fund

Factor Enhanced Emerging Markets Fund

Factor Enhanced International Fund

Factor Enhanced Large Cap Fund

Factor Enhanced Small Cap Fund

High Yield Corporate Bond Fund

International Government Bond Fund

U.S. Core Bond Fund

Wells Fargo Master Trust

Bloomberg Barclays US Aggregate ex-Corporate Portfolio

Emerging Markets Bond Portfolio

Factor Enhanced Emerging Markets Portfolio

Factor Enhanced International Portfolio

Factor Enhanced Large Cap Portfolio

Factor Enhanced Small Cap Portfolio

High Yield Corporate Bond Portfolio

International Government Bond Portfolio

Investment Grade Corporate Bond Portfolio

Strategic Retirement Bond Portfolio

U.S. REIT Portfolio

b. Appendix A – The following Portfolios were removed from Wells Fargo Master Trust in Appendix A to the Agreement:

Wells Fargo Master Trust

Diversified Fixed Income Portfolio

Equity Income Portfolio

Total Return Bond Portfolio

c. Appendix A – Effective April 1, 2017 the name of the Global Opportunities Fund changed to Global Small Cap Fund of Wells Fargo Funds Trust.

2. Recitals Incorporated; Definitions.

The foregoing recitals are true and correct and by this reference are incorporated herein.  All capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

3. Appendices, Schedules and Exhibits Incorporated.

All appendices and schedules referenced in this Amendment are incorporated herein.

4. Continuing Provisions of the Agreement.

Except as otherwise specifically set forth in this Amendment, all other terms of the Agreement shall remain unchanged and continue in full force and effect.

5. Counterpart Signatures.

This Amendment may be executed in any number of counterpart signatures with the same effect as if the parties had all signed the same document. All counterpart signatures shall be construed together and shall constitute one agreement.

IN WITNESS WHEREOF, the parties have caused this Fourteenth Amendment to be executed and delivered as of the date first above written.

WELLS FARGO INCOME OPPORTUNITIES FUND

WELLS FARGO MULTI-SECTOR INCOME FUND,

each on behalf of itself as a Lender listed on Appendix A as amended from time to time

By____________________________

Name:  Jeremy DePalma

Title:  Treasurer

WELLS FARGO UTILITIES AND HIGH INCOME FUND

By____________________________

Name:  Jeremy DePalma

Title:  Assistant Treasurer

WELLS FARGO FUNDS TRUST

WELLS FARGO MASTER TRUST

WELLS FARGO VARIABLE TRUST,

each on behalf of their respective Lenders listed on Appendix A as amended from time to time

By____________________________

Name:  Jeremy DePalma

Title:  Treasurer

GOLDMAN SACHS BANK USA

By____________________________

Name:  Christel Carroll

Title:  Vice President

APPENDIX A

LENDERS

As of August 16, 2017

WELLS FARGO FUNDS TRUST

WELLS FARGO MASTER TRUST

WELLS FARGO VARIABLE TRUST

WELLS FARGO INCOME OPPORTUNITIES FUND

WELLS FARGO MULTI-SECTOR INCOME FUND

WELLS FARGO UTILITIES AND HIGH INCOME FUND

Wells Fargo Funds Trust

Asia Pacific Fund

Asset Allocation Fund

Capital Growth Fund

C&B Mid Cap Value Fund

Common Stock Fund

Conservative Income Fund

Core Plus Bond Fund

Disciplined U.S. Core Fund

Discovery Fund

Diversified Capital Builder Fund

Diversified Income Builder Fund

Diversified International Fund

Emerging Markets Bond Fund

Emerging Markets Equity Fund

Endeavor Select Fund

Enterprise Fund

Factor Enhanced Emerging Markets Fund

Factor Enhanced International Fund

Factor Enhanced Large Cap Fund

Factor Enhanced Small Cap Fund

Global Small Cap Fund

Growth Fund

High Yield Bond Fund

High Yield Corporate Bond Fund

High Yield Municipal Bond Fund

International Bond Fund

International Equity Fund

International Government Bond Fund1

Intrinsic Value Fund

Intrinsic World Equity Fund

Large Cap Core Fund

Large Cap Growth Fund

Large Company Value Fund

Low Volatility U.S. Equity Fund

Mid Cap Disciplined Fund

Omega Growth Fund

Opportunity Fund

Precious Metals Fund

Premier Large Company Growth Fund

Short-Term Bond Fund

Short-Term High Yield Bond Fund

Small Cap Disciplined Fund

Small Cap Core Fund

Small Cap Opportunities Fund

Special Small Cap Value Fund

Specialized Technology Fund

Strategic Income Fund

Traditional Small Cap Growth Fund

Ultra Short-Term Income Fund

U.S. Core Bond Fund

Utility and Telecommunications Fund

Wells Fargo Master Trust

Bloomberg Barclays US Aggregate ex-Corporate Portfolio

C&B Large Cap Value Portfolio

Core Bond Portfolio

Diversified Large Cap Growth Portfolio

Emerging Growth Portfolio

Emerging Markets Bond Portfolio

Factor Enhanced Emerging Markets Portfolio

Factor Enhanced International Portfolio

Factor Enhanced Large Cap Portfolio

Factor Enhanced Small Cap Portfolio

High Yield Corporate Bond Portfolio

Index Portfolio

International Government Bond Portfolio

International Growth Portfolio

International Value Portfolio

Investment Grade Corporate Bond Portfolio

Managed Fixed Income Portfolio

Small Company Growth Portfolio

Small Company Value Portfolio

Stable Income Portfolio

Strategic Retirement Bond Portfolio

U.S. REIT Portfolio

Wells Fargo Variable Trust

VT Discovery Fund

VT Index Asset Allocation Fund

VT International Equity Fund

VT Omega Growth Fund

VT Opportunity Fund

VT Small Cap Growth Fund

Wells Fargo Income Opportunities Fund

Wells Fargo Multi-Sector Income Fund

Wells Fargo Utilities and High Income Fund

  On August 16, 2017 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of the International Government Bond Fund, effective on or about November 1, 2017.